SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Exchange-Traded Funds, Inc. 333-235450/811-23494

T. Rowe Price Global Funds, Inc. 033-29697/811-5833

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. 333-196145/811-22968

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price State Tax-Free Funds, Inc. 033-06533/811-4521

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441/811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price U.S. Equity Research Fund, Inc. 033-56015/811-07225

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement)

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T. Rowe Price Funds 1307 Point Street Baltimore, MD 21231

ACTION REQUESTED

Reference Number:

Re: Your investment in one or more T. Rowe Price Funds

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the T. Rowe Price Funds. This matter relates to changes being proposed for shareholder approval that will impact certain Funds and your response and participation in the shareholder vote is needed.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at 1-866-510-5115 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday and between 12:00 p.m. and 6:00 p.m. EST on Saturday.

Please respond as soon as possible. At the time of the call, please use the Reference Number listed above.

Thank you in advance for your participation.

T. Rowe Price Funds 1307 Point Street Baltimore, MD 21231

ACTION REQUESTED

Reference Number:

Re: Your investment in one or more T. Rowe Price Funds

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the T. Rowe Price Funds. T. Rowe Price has engaged Computershare Fund Services to help in this matter, as it relates to an important proxy vote for the Funds which will be presented at the T. Rowe Price Joint Special Meeting of Shareholders to be held June 25, 2026.

Please contact us toll-free at 1-866-510-5115 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday and between 12:00 p.m. and 6:00 p.m. EST on Saturday. The call will only take a few moments of your time.

At the time of the call, please use the Reference Number listed above. You will not be asked to provide any confidential information.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

Sincerely

Computershare Fund Services
Independent Tabulator for the June 25, 2026 T. Rowe Price Joint Special Meeting of Shareholders